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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2005
(date of earliest event reported)

MERIT MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West Merit Parkway
South Jordan, Utah 84095
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (801) 253-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On April 5, 2005, the Company issued a press release entitled "Merit Medical Gives 2005 Earnings Guidance." The full text of the press release is provided herewith as Exhibit 99.1.

        The information in Item 7.01 of this Report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)
Exhibits

99.1
Press Release issued by Merit Medical Systems, Inc., dated April 5, 2005, entitled "Merit Medical Gives 2005 Earnings Guidance".

Forward-Looking Statements

        Statements contained in this release which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and are subject to risks and uncertainties such as those described in Merit's Annual Report on Form 10-K for the year ended December 31, 2004. Such risks and uncertainties include, market acceptance of new products, introduction of products in a timely fashion, product recalls, delays in obtaining regulatory approvals, or the failure to maintain such approvals, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new products and technology that could render the Company's products obsolete, product liability claims, modification or limitation of governmental or private insurance reimbursement, infringement of our technology or the assertion that our technology infringes the rights of other parties, foreign currency fluctuations, challenges associated with the Company's growth strategy, changes in health care markets related to healthcare reform initiatives, litigation and other factors referred to in the Company's 10-K and other reports filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

SIGNATURES

        Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.
By:	/s/ KENT W. STANGER Kent W. Stanger, Chief Financial Officer, Secretary and Treasurer

April 5, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued by Merit Medical Systems, Inc., dated April 5, 2005, entitled "Merit Medical Gives 2005 Earnings Guidance."

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  Item 7.01 Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX